EXECUTIVE INVESTORS TRUST
                                    BLUE CHIP
                                   HIGH YIELD
                               INSURED TAX EXEMPT
                      Supplement dated December 6, 1999 to
                         Prospectus dated April 30, 1999

The Fund Management section beginning on page 20 is amended as follows:

     All references to Dennis T. Fitzpatrick as Portfolio Manager of the Blue Chip Fund are changed to Co-Portfolio Manager. Add Andrew Wedeck as Co-Portfolio Manager of the Blue Chip Fund. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.